Exhibit 99.1

Newsmax Inc. Names Paula Dobriansky, Alex Acosta to Board of Directors

Distinguished Diplomat Joins Former Labor Secretary Alex Acosta on Public Company Board

Boca Raton, Fla., June 11, 2025 — Newsmax Inc. (NYSE: NMAX) (“Newsmax” or the “Company”) today announced the appointment of Ambassador Paula J. Dobriansky to the Company’s Board of Directors, effective immediately. Dobriansky will serve as a member of the Audit Committee alongside former U.S. Secretary of Labor Alex Acosta, who was appointed to the Board upon the closing of the Company’s initial public offering in March of this year.

“We are delighted to officially welcome Secretary Acosta and announce the addition of Ambassador Dobriansky to our Board of Directors,” said Chris Ruddy, CEO of Newsmax. “Their exceptional backgrounds in public service, regulatory policy and international affairs will provide valuable perspectives as we continue to execute our growth strategy and deliver trusted news to the American people and countries around the world.”

Ambassador Dobriansky and Secretary Acosta join the five member Newsmax Board of Directors that includes its CEO, Chris Ruddy, Ambassador Nancy Brinker and Christopher Nixon Cox.

Ambassador Paula J. Dobriansky

Ambassador Paula J. Dobriansky, a foreign policy expert and diplomat specializing in national security affairs, is Vice Chair of the Atlantic Council’s Scowcroft Center for Strategy and Security and a Senior Fellow at Harvard University’s John F. Kennedy Belfer Center for Science and International Affairs. She brings over 30 years of government and international experience across senior levels of diplomacy, business and defense.

From 2010 to 2012, she was Senior Vice President and Global Head of Government and Regulatory Affairs at Thomson Reuters, responsible for designing and implementing a corporate approach for engagement in Washington and other key capitals around the globe. During this time, she was also appointed the Distinguished National Security Chair at the U.S. Naval Academy.

Dobriansky served as Under Secretary of State for Global Affairs from 2001 to 2009. In February 2007, as the President’s Envoy to Northern Ireland, she received the Secretary of State’s highest honor, the Distinguished Service Medal, for her contribution to the historic devolution of power in Belfast.

During President Donald J. Trump’s Administration, Dobriansky served on the Defense Policy Board, the Secretary of State’s Foreign Affairs Policy Board and as Chair of the U.S. Export-Import Bank’s Council on China Competition.

Ambassador Dobriansky received a BSFS summa cum laude in international politics from Georgetown University School of Foreign Service, as well as an MA and PhD in Soviet political and military affairs from Harvard University. She is a member of the Council on Foreign Relations and the American Academy of Diplomacy, and she has received high-level international recognition from the governments of Poland, Ukraine, Hungary, Romania, Lithuania, the Czech Republic and Colombia and is the recipient of five honorary degrees.

Secretary R. Alex Acosta

Secretary Alex Acosta served as the 27th United States Secretary of Labor. He is the son of Cuban refugees and a first-generation college graduate, earning his undergraduate and law degrees from Harvard University.

Mr. Acosta’s diverse experiences include serving as Chairman of U.S. Century Bank, as Dean of the FIU College of Law, as U.S. Attorney and Assistant Attorney General at the Department of Justice, as a Member of the National Labor Relations Board, as a Senior Fellow at the Ethics & Public Policy Center and as an analyst at Lehman Brothers. Following law school, Mr. Acosta worked as a law clerk for then U.S. Court of Appeals Judge Samuel A. Alito, and as an associate, primarily in labor law and in appeals, at Kirkland & Ellis.

Mr. Acosta has served in four presidentially appointed, Senate confirmed positions. In 2002, Mr. Acosta was confirmed as a Member of the National Labor Relations Board.  In 2003, he was confirmed Assistant Attorney General for the Civil Rights Division of the U.S. Department of Justice.  From 2005 to 2009, Mr. Acosta served as the U.S. Attorney for the Southern District of Florida.

From 2009 through 2016, Mr. Acosta served as the dean of the FIU College of Law, a majority-Hispanic law school. During his tenure, FIU Law flourished: FIU’s U.S. News & World Report’s ranking increased faster than any law school in the nation.

In December 2013, Mr. Acosta was named Chairman of U.S. Century Bank, (USCB). Mr. Acosta served as chairman through May 2017, successfully leading a recapitalization and management renewal that resulted in an exit from TARP, a return to profitability, an extraordinary improvement in asset quality and a lifting of the FDIC consent order.

In February 2017, President Donald Trump nominated Mr. Acosta to serve as Secretary of Labor. Secretary Acosta focused on addressing the nation’s skills gap, advocating for expansion of apprenticeship programs and for other skills acquisition programs that provide in-demand skills.

Mr. Acosta also served as Chairman of the Pension Benefit Guaranty Corporation and Board Member of the Overseas Private Investment Corporation. Secretary Acosta presently serves on the Newsmax Board of Directors and as Audit Committee Chair, and as a speaker and an advisor to private market ventures.

For more information on Newsmax’s Board of Directors, please visit Investor Relations | Newsmax Media, Inc.

Financial Guidance

Alongside today’s announcement, Newsmax is issuing full-year revenue guidance for FY 2025 ending December 31. The Company expects total revenue to be in the range of $180 million to $190 million.

This guidance reflects management’s current expectations and is subject to risks and uncertainties, as further described herein.

About Newsmax

Newsmax Media, Inc. operates Newsmax, the nation’s fourth highest-rated cable news network, according to Nielsen. Newsmax is carried on all major cable, satellite systems, and virtual pay TV operators. Newsmax reaches more than 40 million Americans regularly through Newsmax TV, the Newsmax+ App, its popular website Newsmax.com, and publications like Newsmax Magazine. Reuters Institute says Newsmax is one of the top 12 U.S. news brands and Forbes has called us “a news powerhouse.”

For more information, please visit Investor Relations | Newsmax Media, Inc.

Forward-Looking Statements

This communication contains forward-looking statements. From time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Forward-looking statements can be identified by those that are not historical in nature. The forward-looking statements discussed in this communication and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. Newsmax does not guarantee future results, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. Forward-looking statements should not be relied upon as predictions of future events. We are under no duty to update any of these forward-looking statements after the date of this communication to conform our prior statements to actual results or revised expectations, and we do not intend to do so. Factors that may cause actual results to differ materially from current expectations include various factors, including but not limited to the factors set forth in the sections entitled "Risk Factors" in Newsmax’s Annual Report on Form 10-K for the twelve months ended December 31, 2024, Newsmax’s Quarterly Report on Form 10-Q for the three months ended March 31, 2025, and other filings Newsmax makes with the Securities and Exchange Commission. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Undue reliance should not be placed on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein.

Investor Contacts

Newsmax Investor Relations
ir@newsmax.com

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